UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 11, 2023 (May 10, 2023)

LANDSTAR SYSTEM, INC.

(Exact name of registrant as specified in its charter)

Delaware	021238	06-1313069
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13410 Sutton Park Drive South, Jacksonville, Florida	32224
(Address of principal executive offices)	(Zip Code)

(904) 398-9400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	LSTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 10, 2023, the stockholders (the “Stockholders”) of Landstar System, Inc. (the “Company”) voted at the Company’s 2023 annual meeting of stockholders (the “2023 Annual Meeting”) to approve amendments to the Company’s Restated Certificate of Incorporation (the “Certificate”) to (i) declassify the Company’s Board of Directors (the “Board”) over a two-year period beginning at the 2023 Annual Meeting and provide for the annual election of all directors beginning at the Company’s 2025 annual meeting of stockholders and (ii) provide that any annually elected director of the Company may be removed with or without cause by the holders of a majority of the shares then entitled to vote at an election of directors (the foregoing amendments to the Certificate, the “COI Amendments”). Directors elected to serve a three-year term at the 2021 annual meeting of stockholders or the 2022 annual meeting of stockholders will continue to be removable only for cause. The COI Amendments became effective upon the filing of a Restated Certificate of Incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware on May 10, 2023.

In addition, in connection with the stockholder approval of the COI Amendments, the Board made conforming amendments to the Company’s Amended and Restated Bylaws (the “Bylaws”), effective upon the filing of the Restated Certificate with the Secretary of State of the State of Delaware.

The foregoing description does not purport to be complete and is qualified in its entirety by reference to the full text of the Restated Certificate and Bylaws, which are attached hereto as Exhibits 3.1 and 3.2 to this report, respectively, and incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

The Company held its 2023 Annual Meeting on May 10, 2023. A total of 33,973,077 shares, or approximately 94% of the common stock issued and outstanding as of the record date, was represented in person or by proxy. The matters voted upon by the Stockholders at the 2023 Annual Meeting included: (i) the election of three Directors whose terms will expire at the 2024 annual meeting of stockholders (the “2024 Annual Meeting”); (ii) the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023; (iii) the proposal to approve the COI Amendments (the “Declassification Proposal”); (iv) an advisory vote on the Company’s 2022 executive compensation; and (v) an advisory vote on the frequency of the advisory vote on executive compensation.

(1) Election of Directors. At the meeting, David G. Bannister, James L. Liang, and George P. Scanlon were each elected by the Stockholders to serve a new term as a Director on the Board, with such term to expire at the 2024 Annual Meeting. The votes cast with respect to Mr. Bannister, Mr. Liang and Mr. Scanlon were as follows:

Director	Votes For	Votes Against	Abstain	Broker Non-Votes
David G. Bannister	31,207,673	1,595,877	22,080	1,147,447
James L. Liang	32,362,985	440,498	22,147	1,147,447
George P. Scanlon	32,312,626	490,858	22,146	1,147,447

(2) Ratification of Appointment of KPMG LLP. At the meeting, the Stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2023. This proposal received 33,395,370 affirmative votes and 556,870 negative votes. There were 20,837 abstentions with respect to this proposal.

(3) Declassification Proposal. At the meeting, the Stockholders voted to approve the Declassification Amendment. This proposal received 32,790,155 affirmative votes and 4,673 negative votes. There were 30,802 abstentions and 1,147,447 broker non-votes with respect to this proposal.

(4) Advisory Vote on Executive Compensation. At the meeting, the Stockholders voted to approve the following resolution:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the Named Executives, as disclosed in the Company’s Proxy Statement for the 2023 Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the 2022 Summary Compensation Table and the other related tables and disclosure.”

This proposal received 31,054,801 affirmative votes and 1,719,176 negative votes. There were 51,653 abstentions and 1,147,447 broker non-votes with respect to this proposal.

(5) Advisory Vote on the Frequency of the Advisory Vote on Executive Compensation. At the meeting, the Stockholders voted to approve an annual advisory vote on executive compensation.

This proposal received 32,097,483 votes in favor of a vote each year, 5,946 votes in favor of a vote every two years and 693,652 votes in favor of a vote every three years. There were 28,549 abstentions and 1,147,447 broker non-votes with respect to this proposal.

The Company has considered the outcome of this advisory vote and has determined, as was recommended with respect to this proposal by the Company’s Board in the proxy statement for the 2023 Annual Meeting, that the Company will hold future advisory votes on executive compensation on an annual basis until the occurrence of the next advisory vote on the frequency of executive compensation advisory votes. The next advisory vote regarding the frequency of such votes is required to occur no later than the Company’s 2029 annual meeting of stockholders.

The meeting was then adjourned.

Item 9.01 Financial Statements and Exhibits

Exhibits

3.1	Restated Certificate of Incorporation of the Company, dated May 10, 2023, including Certificate of Designation of Junior Participating Preferred Stock dated February 10, 1993.

3.2	The Company’s Amended and Restated Bylaws, as adopted as of May 10, 2023.

104	Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANDSTAR SYSTEM, INC.

Date: May 11, 2023	By:	/s/ James P. Todd
Name: James P. Todd
Title: Vice President, Chief Financial Officer and Assistant Secretary